Innovating Transformative Therapies JEFFERIES 2019 HEALTHCARE CONFERENCE Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of June 6, 2019, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

Our Mission

Developing Next-Generation Medicines to Improve the Lives of Patients with Immune-Mediated Diseases

~7%
Of Western Society

Suffer from some form of immune-mediated disease, and incidence is increasing

Unmet Needs

Disease control elusive despite existing therapies, and thus **novel approaches are needed**

Source: Lerner, Jeremias, and Matthias, International Journal of Celiac Disease, vol. 3, no. 4 (2015): 151-155;
Shurin and Smolkin, Advances in Experimental Medicines and Biology 601:3-12, 2007; Kuek et al, Postgraduate Medical Journal 83(978): 251-260, 2007.

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Deep and Innovative Pipeline Focused on Immune-Mediated Diseases

Disease Area	Compound	[Mechanism]	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Anticipated Milestone
Ocular Diseases	Reproxalap	[RASP]	Dry Eye Disease			✓ ✓		
			Allergic Conjunctivitis			✓ ✓	✓	
			Noninfectious Anterior Uveitis			✓		Phase 3 results H2 2019
	ADX-2191	[DHFR]	Proliferative Vitreoretinopathy					Phase 3-Part 1 initiation H2 2019
	ADX-103	[RASP]	Retinal Disease					Phase 1/2 initiation 2020
	Undisclosed		Ocular Inflammation	*Research Collaboration (undisclosed)*				
Systemic Diseases	Reproxalap	[RASP]	Sjögren-Larsson Syndrome			✓		Phase 3-Part 1 completion H2 2019
	ADX-1612	[ECHP]	PTLD					Phase 2 initiation 2019
			Mesothelioma			✓		Phase 2 initiation 2019
			Ovarian Cancer			*Investigator-Sponsored Trial*		
	ADX-629	[RASP]	Autoimmune Disease					Phase 1 initiation H2 2019
	ADX-1615	[ECHP]	Autoimmune Disease / Cancer					
	Undisclosed	[RASP]	Systemic Inflammatory Disease	*Research Collaboration* janssen				

RASP Mechanism = Reactive Aldehyde Species Inhibitor
DHFR Mechanism = Dihydrofolate Reductase Inhibitor
ECHP Mechanism = Epichaperome Inhibitor
PTLD = Post-Transplant Lymphoproliferative Disorder

✓ = Positive Phase 2/3 clinical trial data reported in 2016-2019
Trial initiations contingent on funding, regulatory review, and other factors

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Reproxalap: Phase 3 Reproxalap: Phase 3 Drug Candidate and Dev. Stage Reproxalap: Phase 3 ADX-2191: Phase 3 Reproxalap: Phase 3 Pricing Benchmarks† $500-550 per month (dry eye disease pricing) $1,500 per regimen (to treat one flare) $30,000 per course (avg. cost of surgeries) $200,000 - $400,000 per year Xiidra®, Restasis® Antihistamines Current Standard of Care Corticosteroids None (repeat surgeries) None (manage symptoms) Our Lead Programs May Offer Potential Benefits Over Standard of Care Dry Eye Disease Allergic Conjunctivitis Noninfectious Anterior Uveitis Sjögren-Larsson Syndrome Late Stage Programs Ocular Diseases Systemic Diseases Proliferative Vitreoretinopathy Rapid onset, broad activity, reduction in itch Non-drying, durable activity; Responder superiority vs. vehicle Potential Competitive Advantages † No expected risk of glaucoma or other corticosteroid toxicities Clinically demonstrated activity; Currently no FDA- or EMA-approved therapy Clinically demonstrated activity; Currently no FDA- or EMA-approved therapy †Pending clinical data, regulatory discussions, payor negotiations, competition, potential legislative changes, and other factors, which may not be in Aldeyra’s control. Preliminary assumptions are subject to change. Source: Aldeyra internal estimates based on primary and secondary market research; published literature

DRY EYE DISEASE ALLERGIC CONJUNCTIVITIS NONINFECTIOUS ANTERIOR UVEITIS PROLIFERATIVE VITREORETINOPATHY Ocular Disease Area Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

Reproxalap in DED Early and consistent symptom and sign improvements in Phase 2b clinical trial Broad symptom and sign improvements in Phase 2b clinical trial Dry Eye Disease: Persistently Disturbing Disease with Inadequate Therapy Dry Eye Disease Women are twice as likely to suffer from DED than men vs Significant negative quality of life impact 20 million or more adults in the U.S. suffer from DED 20 million DED increases with age, with those over age 50 three times more likely to suffer from DED Age 50+ >3x Source: Aldeyra internal estimates based on primary and secondary market research; published literature DED = Dry eye disease Current Rx options may require up to six weeks or longer to achieve even modest efficacy Up to 75% of patients with DED are not satisfied with current prescription options Up to 75% Up to 50% of patients treated for DED with current therapies fail and discontinue Up to 50% Underserved Patient Population Reproxalap

Dry Eye Disease Symptom and Sign Endpoints Achieved in Phase 2b Clinical Trial

Primary Symptom Endpoint for Phase 3

OD & 4-Symptom Questionnaire: Dryness (0-5)

Baseline Score ≥ 3 (N=69 | 69)


Week 2
Week 4
Week 8
Week 12
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
Mean Change from Baseline
*
*
**
MMRM p = 0.0048

Primary Sign Endpoint for Phase 3

Fluorescein Staining: Nasal (0-4)

Baseline Score ≥ 2 (N=62 | 56)


Week 2
Week 4
Week 8
Week 12
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
**
*
**
*
MMRM p = 0.0007

Vehicle Reproxalap (0.25%)

*p<0.05 **p<0.01

OD = Ocular Discomfort

MMRM = Mixed Effect Model Repeated Measures

Source: Reproxalap DED Phase 2b clinical trial results

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Dry Eye Disease Symptoms Broad Pattern of Drug Activity Across Dry Eye Disease Symptoms and Signs Supports Differentiated Product Profile Improvement Effect Size at Week 12 Dry Eye Disease Signs Improvement Effect size = Change from Baseline / Standard Deviation at Baseline Source: Reproxalap DED Phase 2b clinical trial results SANDE = Symptom Assessment in Dry Eye Average improvement effect size across both eyes for tear quality and tear quantity measures (Schirmer’s Test, Tear Film Break-Up Time, and Osmolarity)

Dry Eye Disease Clinical Program Adaptive Phase 3 Dry Eye Disease Clinical Program Adaptive Phase 3 Program RENEW Phase 3 (Part 1) RENEW Phase 3 (Part 2) Confirmatory DED Phase 3 NDA Initiated April 2019 DED Safety Study Adaptive design, co-primary endpoints, and innovative analysis strategy confirmed with FDA at EOP2 Meeting Confirm dosing regimen (QID vs. QID to BID taper) Confirm sample size for subsequent trial Confirm symptom and sign endpoints from Phase 2b trial DED = Dry eye disease BID = Two times daily QID = Four times daily EOP2 = End of Phase 2 Contingent on funding, regulatory review, and other factors Formulation Trial Initiated April 2019

RENEW Trial Design in Dry Eye Disease Adaptive Phase 3 (Part 1) Clinical Trial Initiated April 2019 Primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.25%) vs. vehicle to confirm dosing regimen and sample size for Part 2 Inclusion/exclusion criteria: Same as used for Phase 2b Moderate to severe dry eye disease Co-primary endpoints: Ocular dryness score (0-100mm VAS) and fluorescein nasal region staining Analysis strategy: Both co-primary endpoints will be assessed using Mixed Model Repeated Measures (MMRM) from week 2 to week 12 Both co-primary endpoints will be assessed based on separate pre-specified patient populations Ocular dryness score (OD4SS): baseline score of > 3 Fluorescein nasal staining: baseline score > 2 Vehicle -Wk 2 -Wk 1 Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 Wk 7 Wk 8 Wk 9 Wk 10 Wk 11 Wk 12 Visit 1 Week -2 Visit 2 Day 1 Visit 4 Wk 2 Visit 5 Week 4 Visit 7 Week 8 Visit 9 Week 12 Screening Phase 3 Dry Eye Disease Clinical Trial: Part 1 Treatment Visit 3 Wk 1 Visit 6 Week 6 Visit 8 Week 10 Reproxalap 0.25% (N = 100) QID Vehicle (N = 100) QID Reproxalap 0.25% (N = 100) QID to BID* Vehicle (N = 100) QID to BID VAS = Visual analog scale OD4SS = Ocular Discomfort 4-Symptom Score *QID for weeks 1-4 and BID for weeks 5-12 Further information can be found on www.clinicaltrials.gov: Trial #NCT03879863.

DRY EYE DISEASE ALLERGIC CONJUNCTIVITIS NONINFECTIOUS ANTERIOR UVEITIS PROLIFERATIVE VITREORETINOPATHY Ocular Disease Area Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

~2% of AC patients have severe symptoms and may be corticosteroid-dependent 2% Underserved Patient Population Antihistamines are not effective in an estimated 24% of treated AC patients 24% Many AC patients make significant sacrifices due to lack of drug activity AC can result in acute, intermittent, and chronic symptoms AC patients experience symptoms throughout all decades of adult life 20s AC 40s 60s 80s Significant negative quality of life impact Up to 30 million of AC sufferers in the U.S. do not respond adequately to or are dissatisfied with antihistamines 30 million Allergic Conjunctivitis Reproxalap Allergic Conjunctivitis: A Common Disease with Unmet Medical Need Source: Aldeyra internal estimates based on primary and secondary market research; published literature AC = Allergic conjunctivitis Active in post-histaminic allergy, for which no drug is approved Clinically significant and durable symptom response in Phase 3 clinical trial Reproxalap in AC

Novel Mechanism of Action has the Potential to Provide Differentiated Activity Versus Antihistamines Reproxalap has the potential to be uniquely effective in post-histaminic allergy, which affects all allergic conjunctivitis patients Histaminic Phase Post-Histaminic Phase (Cells, cytokines, and other RASP-stimulated factors) Reproxalap Activity Antihistamine Activity Allergen 0 10 20 30 40 50 60 Minutes Following Single Exposure to Allergen RASP = Reactive Aldehyde Species Illustrative only, based on published literature and internal estimates

Reproxalap Showed Greater and More Durable Clinical Responses vs. Vehicle Group in ALLEVIATE Phase 3 Clinical Trial Source: ALLEVIATE allergic conjunctivitis Phase 3 clinical trial results; Ocular itch scale 0 (no itch) to 4 (incapacitating itch) Area Under the Curve: Ocular Itch Score (0-4) 10 to 60 Minutes After Allergen Challenge Probability of Two-Point Response: Ocular Itch Score (0-4) Improvement in itch score over one hour after allergen exposure statistically greater for reproxalap vs. vehicle Clinically significant response rate of reproxalap statistically higher than that of vehicle SEM = Standard error of the mean Primary Endpoint GEE p = 0.0005 GEE = Generalized estimating equation analysis Key Secondary Endpoint * p < 0.05 ** p < 0.01

Reproxalap Showed Greater and More Durable Clinical Responses vs. Vehicle in Allergen Chamber Clinical Trial

Ocular Itch Score (0-100) During 3.5 Hours of Allergen Exposure



MMRM p < 0.0001
Vehicle
Reproxalap
Second Dose
Ocular Itch Visual Analog Scale
0
10
20
30
40
First Dose 5 min Before Chamber Entry
0
50
100
150
200
Minutes in Allergen Chamber

Statistically significant reduction in ocular itch vs. vehicle for more than three hours of exposure to allergen

Ocular Redness Score (0-4) During 3.5 Hours of Allergen Exposure



MMRM p < 0.0001
Vehicle
Reproxalap
Second Dose
Investigator-Assessed Ocular Redness
0
0.6
0.8
1.0
1.2
1.4
First Dose 5 min Before Chamber Entry
0
50
100
150
200
Minutes in Allergen Chamber

Statistically significant reduction in ocular redness vs. vehicle for more than three hours of exposure to allergen

MMRM = Mixed Effect Model Repeated Measures

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Source: Aldeyra Therapeutics methodology development clinical trial (ClinicalTrials.gov #NCT03709121); n=66

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Allergic Conjunctivitis Phase 3 Clinical Program Design Elements AC Safety Study Additional AC Phase 3 Allergic Conjunctivitis Clinical Program Type C FDA Meeting AC = Allergic conjunctivitis CAC = Conjunctival Allergen Challenge NDA ALLEVIATE Phase 3 (CAC) Results March 2019 Contingent on funding, clinical results, regulatory review, and other factors. Methods Development Trials (Environment / Chamber) Results June 2019

DRY EYE DISEASE ALLERGIC CONJUNCTIVITIS NONINFECTIOUS ANTERIOR UVEITIS PROLIFERATIVE VITREORETINOPATHY Ocular Disease Area Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

Noninfectious anterior uveitis:
A Serious Inflammatory Disease With Inadequate Current Therapy

Noninfectious Anterior Uveitis

260K annually

Noninfectious anterior uveitis (NAU) is **the most common form of uveitis**, with an estimated 260,000 U.S. patients per year



Acute
Recurrent
Chronic

~50% of NAU patients have **recurrent or chronic conditions** requiring multiple interventions per year



Steroids

Corticosteroids are currently SOC and **require monitoring due to serious toxicities**



Prolonged usage may lead to **glaucoma, cataracts, corneal ulceration**, and other serious side effects

Reproxalap

Reproxalap

- **A novel and differentiated** approach to treat NAU
- **Reduced anterior chamber cell count** in a Phase 2 clinical trial, and was **statistically non-inferior to corticosteroid treatment**
- **Safety and tolerability without intraocular pressure increase** in a Phase 2 clinical trial
- SOLACE Phase 3 clinical trial **results expected H2 2019**

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Source: Aldeyra internal estimates based on primary and secondary market research; published literature

NAU = Noninfectious anterior uveitis
SOC = Standard of Care

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Reproxalap Reduced Inflammation in Noninfectious Anterior Uveitis Phase 2 Clinical Trial Reproxalap was statistically non-inferior to corticosteroid in a noninfectious anterior uveitis Phase 2 clinical trial Source: Reproxalap NAU Phase 2b clinical trial results Proportion Cured (Grade 0 = no inflammatory cells observed) Week 4 Grade 0 Percent of Subjects Reproxalap 53% (8/15) Corticosteroid 38% (5/13) Mean Change from Baseline Day 4 Day 7 Day 14 Day 28 Change from Baseline in Anterior Chamber Inflammatory Cell Grade ITT Population with Last Observation Carried Forward

Reproxalap Did Not Increase Intraocular Pressure in Noninfectious Anterior Uveitis Phase 2 Clinical Trial Increase in intraocular pressure, which may lead to glaucoma, is a major corticosteroid toxicity that is not apparent with reproxalap Source: Reproxalap NAU Phase 2b clinical trial results Mean Change from Baseline Day 4 Day 7 Day 14 Day 28 Day 56 Change from Baseline in Intraocular Pressure (mmHg) Safety Population

SOLACE Trial Design in Noninfectious Anterior Uveitis Phase 3 Clinical Trial Initiated April 2017 Primary objective: Evaluate efficacy of reproxalap ophthalmic solution (0.5%) on anterior chamber cell count (ACC) vs. vehicle Inclusion highlights: Acute endogenous NAU with onset of symptoms within the previous 2 weeks 6-50 ACC in the study eye Intraocular pressure <21 Dosing regimen: Week 1 8x/day Week 2 6x/day Weeks 3-4 4x/day Week 5None Endpoints: Time-to-cure (zero inflammatory cells in anterior chamber) without rescue Results expected to be announced H2 2019 Phase 3 Noninfectious Anterior Uveitis Trial Visit 1 (Screening) Day 1 Visit 2 Day 4 Visit 4 Wk 2 (Day 15) Visit 5 Week 3 (Day 22) Visit 7 Week 5 (Day 36) Visit 3 Wk 1 (Day 8) Visit 6 Week 4 (Day 29) Wk 1 Wk 2 Wk 3 Wk 4 Wk 5 Reproxalap 0.5% (N ≈ 110) Vehicle (N ≈ 110) Treatment Further information can be found on www.clinicaltrials.gov: Trial #NCT03131154.

DRY EYE DISEASE ALLERGIC CONJUNCTIVITIS NONINFECTIOUS ANTERIOR UVEITIS PROLIFERATIVE VITREORETINOPATHY Ocular Disease Area Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

Proliferative vitreoretinopathy ADX-2191 Proliferative vitreoretinopathy: A Rare Sight-Threatening Retinal Disease With No Approved Therapies Source: Aldeyra internal estimates based on primary and secondary market research; published literature NAU = Noninfectious anterior uveitis SOC = Standard of Care Left untreated, retinal detachment due to PVR can progress to permanent blindness No FDA- or EMA-approved therapy Repeat surgery and subsequent vision loss currently the only possible course of action PVR is a rare disease, with ~4,000 patients per year in the U.S. and nearly twice as many in Europe and Japan 4,000 U.S. ADX-2191 A novel approach and potential therapeutic breakthrough in PVR treatment Granted U.S. orphan designation for the prevention of PVR Tolerability and reattachment success during study period demonstrated in Phase 1b open-label investigator sponsored clinical trial Adaptive Phase 3 clinical trial expected to initiate H2 2019

ADX-2191 Reduced Recurrent Retinal Detachment in Investigator Sponsored Phase 1b Clinical Trial and in Additional In-Practice Use



Retinal Detachments Over Time by Patient
ADX-2191 Injections
End of six-month PVR re-detachment risk window
Phase 1b Clinical Trial
Addt'l. Patients (revised protocol)
Patient with PVR
Patient with open globe injury and RD
RD caused by PVR
Open globe injury*
SRF (recurrent RD) with no observable PVR
-10
-5
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
Months before treatment
Months after treatment
Reattachment & initiation of ADX-2191 treatment

*Timing of open globe injury as shown is estimated. Typically 6-8 weeks prior to reattachment & initiation of ADX-2191.
There is no assurance that prior results, such as signals of safety, activity or durability of effect, observed from this open label investigator sponsored trial will be replicated in more rigorous trials involving ADX-2191.
Source: ADX-2191 PVR Phase 1b investigator sponsored clinical trial (n=10) results and additional in-practice use (n=16)

RD = Retinal detachment
PVR = Proliferative vitreoretinopathy
SRF = Subretinal fluid

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ADX-2191: Adaptive Phase 3 (Part 1) Proliferative Vitreoretinopathy Clinical Trial Design*

- **Primary objective:**
  - Evaluate efficacy of intravitreal ADX-2191 injections for prevention of recurrent retinal detachment due to proliferative vitreoretinopathy (PVR)
- **Design:**
  - Multi-center, non-masked, randomized, controlled, two- part, adaptive Phase 3 clinical trial
- **Inclusion highlights:**
  - Recurrent retinal detachment due to PVR, or
  - Retinal detachment associated with open-globe trauma
- **Dosing regimen:**
  - At surgery, weekly (x8), and then every other week (x4) intravitreal ADX-2191 injections
- **Endpoint:**
  - Retinal re-detachments due to PVR requiring re-operation within 6 months:
    1. OCT demonstrating fovea-off retinal detachment
    2. Photographic documentation retinal detachment



Adaptive Phase 3 PVR Clinical Trial Design: Part 1
Operative Day 1
Post-Op Week 4
Post-Op Week 8
Post-Op Week 12
Post-Op Week 16
Post-Op Week 24
ADX-2191 intravitreal injection treatment
ADX-2191 added to routine surgical care (N = 50)
Control Arm: Routine surgical care (N = 50)
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6

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OCT = Optical Coherence Tomography
*Contingent on funding, regulatory review, and other factors

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Systemic Disease Area SJÖGREN-LARSSON SYNDROME Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

Sjögren-Larsson Syndrome:
A Rare RASP-Mediated Disease with No Approved Therapy

Sjögren-Larsson Syndrome

1,000 U.S.

SLS is a **rare disease caused by an enzyme mutation** (Fatty Aldehyde Dehydrogenase), with ~1,000 SLS patients in the U.S. and a greater number in Europe

Severe symptoms significantly impacts **SLS patient and caregiver quality of life**

No FDA- or EMA-approved therapy

24/7

Nonstop disease burden prevents normal patient/caregiver life, with hours devoted to managing painful scaling, monitoring, & care

Reproxalap

Reproxalap

- **A novel approach and potential lifelong therapy** to replace missing enzymatic activity in SLS
- **Granted U.S. orphan designation** for the treatment of congenital ichthyosis (primary symptom of SLS)
- **Significantly reduced SLS ichthyosis** in a randomized, vehicle-controlled Phase 2 clinical trial
- RESET Part 1 Phase 3 clinical trial **completion expected H2 2019**

Source: Aldeyra internal estimates based on primary and secondary market research; published literature

RASP = Reactive Aldehyde Species
SLS = Sjögren-Larsson Syndrome

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Reproxalap Demonstrated Clinically Relevant and Consistent Activity in Phase 2 Clinical Trial Over two months of treatment, ichthyosis improved consistently from moderate to mild disease Source: Reproxalap SLS Phase 2 clinical trial results (6 patients per arm) Investigator Assessment of Ichthyosis (0-4)

RESET Trial Design in Sjögren-Larsson Syndrome Phase 3 Part 1 Clinical Trial Initiated July 2018 Primary objective: Evaluate efficacy of reproxalap topical dermal cream (1%) for the treatment of SLS associated ichthyosis Inclusion/exclusion highlights: Genetically confirmed diagnosis of SLS and at least 3 years of age or older Active ichthyosis grade >2 on the VIIS scaling score No systemic or topical retinoids or other topical medications with in the past 30 days prior to baseline visit 1 Dosing regimen: Weeks 1-12: 20% of Body Surface Area (BSA) Weeks 13-20: 40-45% of BSA Weeks 21-24: 90% of BSA Endpoints: Baseline ichthyosis change in drug-treated subjects Safety / tolerability Completion expected H2 2019 Phase 3 SLS-Ichthyosis Study: Part 1 -1 1 2 3 4 5 6 7 8 9 10 11 12 Week 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Visit 0 Week -1 Visits 1 & 2 Week 1 Visit 3 Week 4 Visit 4 Week 8 Visit 6 Week 16 Visit 8 Week 24 Visit 5 Week 12 Visit 7 Week 20 Visit 9 Week 28 Treatment Reproxalap 1% (N = 6) Vehicle (N = 3) Screening Further information can be found on www.clinicaltrials.gov: Trial #NCT03445650. VIIS = Visual Index for Ichthyosis Severity

Building The Future Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019

$ Our Value Proposition Deep and Innovative Pipeline focused on immune-mediated diseases Near-Term Development Catalysts support path to commercialization Solid Track Record of development success Solid Cash Position Large Market Potential of late-stage pipeline Cash, cash equivalents and marketable securities were $82.1 million as of March 31, 2019

Experienced Management Team and Board of Directors

Management Team

Name	Prior Experience
Todd Brady, M.D., Ph.D. President, CEO, & Director	DOMAIN Associates; Phenome Sciences Inc[1]; Aderis Pharmaceuticals[2]
Joshua Reed, M.B.A. Chief Financial Officer	Bristol-Myers Squibb; J.P.Morgan
David Clark, M.D. Chief Medical Officer	Pfizer; gsk; Wilson Therapeutics[3]
David McMullin, M.B.A. Chief Commercial Officer	Shire[4]; gsk; Novartis
Stephen Machatha, Ph.D. SVP Technical Operations	Cydex Pharmaceuticals, Inc.[5]; Cubist Pharmaceuticals[6]; Synageva BioPharma[7]

Board of Directors

Richard Douglas, Ph.D. CHAIRMAN	Former SVP Corporate Development at Genzyme
Ben Bronstein, M.D.	Former CEO Peptimmune[8]
Marty Joyce, M.B.A.	Former CFO of Serono USA
Gary Phillips, M.D.	CEO OrphoMed
Jesse Treu, Ph.D.	Domain Associates
Neal Walker, D.O.	CEO Aclaris Therapeutics
Todd Brady, M.D., Ph.D.	CEO Aldeyra Therapeutics

1. Acquired by Xanthus/Antisoma
2. Acquired by Schwarz/UCB
3. Acquired by Alexion
4. Acquired by Takeda
5. Acquired by Ligand
6. Acquired by Merck
7. Acquired by Alexion
8. Acquired by Genzyme

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Expected Development Milestones:*
Novel Approaches to Address Immune-Mediated Disease

Ocular Diseases: Anticipated Milestones

- ✔ Positive reproxalap ALLEVIATE Phase 3 clinical trial results March 2019
- ✔ Reproxalap dry eye disease RENEW Phase 3 clinical trial program initiation April 2019
- Reproxalap noninfectious anterior uveitis SOLACE Phase 3 clinical trial results H2 2019
- ADX-2191 Proliferative Vitreoretinopathy Phase 3 clinical program initiation H2 2019
- Remaining clinical requirements for potential allergic conjunctivitis NDA to be confirmed H2 2019

Systemic Diseases: Anticipated Milestones

- Reproxalap Sjögren-Larsson Syndrome RESET Phase 3-Part 1 clinical trial completion H2 2019
- ADX-629 Phase 1 clinical trial initiation H2 2019 followed by NASH and/or IBD Phase 2a
- ADX-1612 post-transplant lymphoproliferative disorder Phase 2 clinical trial initiation 2019
- ADX-1612 mesothelioma Phase 2 clinical trial initiation 2019

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*Contingent on funding, regulatory review, clinical results and other factors

NDA = New Drug Application

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Innovating Transformative Therapies JEFFERIES 2019 HEALTHCARE CONFERENCE Nasdaq: ALDX ©Aldeyra Therapeutics, Inc. 2019 June 2019